UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2017

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reduction of Board Size and Appointment of Director

At the annual meeting of stockholders held on May 15, 2017 (the “Annual Meeting”), PacWest Bancorp’s (the “Company”) stockholders elected eleven directors to the Board of Directors (the “Board”) of the Company which left two vacancies on the Company’s Board.

On May 17, 2017, the Company’s Board reduced the size of the Company’s Board to twelve members and filled the remaining vacancy by appointing Mark T. Yung to serve on the Company’s Board until such time as his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Yung will be appointed to committees of the Company’s Board at a later date.

Compensatory arrangements for Mr. Yung will be consistent with the Company’s previously disclosed standard arrangements for non-employee directors.  Such arrangements are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”), which descriptions are incorporated herein by reference.

2017 Stock Incentive Plan and Form of Award Agreements Thereunder

At the Annual Meeting, the Company’s stockholders approved the PacWest Bancorp 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”). As more fully described in the Company’s Proxy Statement, upon the recommendation and approval of the Company’s Compensation, Nominating and Governance Committee, the Company’s Board approved the adoption of the 2017 Stock Incentive Plan, subject to approval by the Company’s stockholders at the Annual Meeting.

Upon approval by the Company’s stockholders, the 2017 Stock Incentive Plan became effective and replaced the Company’s 2003 Stock Incentive Plan (as amended and restated as of May 16, 2016). The 2017 Stock Incentive Plan aligns the Company’s stock incentive program with the long-term interests of the Company’s stockholders by providing means to attract, retain, motivate, and reward key employees and non-employee directors of the Company through grants of equity compensation for high levels of individual performance and financial performance of the Company. Subject to adjustments provided for in the 2017 Stock Incentive Plan, the total number of stock options, stock awards, and stock appreciation rights that may be awarded under the 2017 Stock Incentive Plan may not exceed 4,000,000. Unless terminated sooner, the 2017 Stock Incentive Plan will remain in effect until December 31, 2022.

The foregoing description of the 2017 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2017 Stock Incentive Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Copies of the forms of the Stock Unit Award Agreement and Stock Award Agreement approved by the Company’s Board to be used for grants under the 2017 Stock Incentive Plan are also filed as Exhibit 10.2 and 10.3, respectively, to this Form 8-K and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, there were 119,870,416 shares of Company common stock  issued and outstanding on the record date and entitled to vote at the Annual Meeting and 112,932,231 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.

At the Annual Meeting, the eleven nominees for director were elected to the Company’s Board and the Company’s stockholders approved proposals 2 (Approval of the 2017 Stock Incentive Plan), 3 (Advisory (non-binding) vote on executive compensation), and 5 (Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017), and recommended holding an advisory vote on executive compensation every year as described in proposal 4 and detailed in the Proxy Statement with the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.

At the Annual Meeting, the Company’s stockholders cast the highest number of votes for voting “every year”, compared to “every two years” or “every three years,” with regard to the advisory (non-binding) vote on the frequency of future stockholder votes on executive compensation.  Based on these results and consistent with the previous recommendation of the Company’s Board, the Company’s Board determined at its meeting held on May 17, 2017, that the Company will hold an advisory (non-binding) vote on executive compensation on an annual basis until the next required advisory (non-binding) vote on the frequency of executive compensation votes occurs.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below.

Proposal 1

The election of the Company’s directors who shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified were as follows:

			Broker
	For	Withhold	Non-Vote
Tanya M. Acker	103,583,584	709,269	8,639,378
Paul R. Burke	103,090,652	1,202,201	8,639,378
Craig A. Carlson	103,280,270	1,012,583	8,639,378
John M. Eggemeyer III	101,659,140	2,633,713	8,639,378
C. William Hosler	103,090,335	1,202,518	8,639,378
Susan E. Lester	102,454,954	1,837,899	8,639,378
Roger H. Molvar	103,091,949	1,200,904	8,639,378
James J. Pieczynski	100,379,335	3,913,518	8,639,378
Daniel B. Platt	101,819,981	2,472,872	8,639,378
Robert A. Stine	102,612,258	1,680,595	8,639,378
Matthew P. Wagner	102,211,573	2,081,280	8,639,378

Proposal 2

Approval of the 2017 Stock Incentive Plan.  This proposal was approved with the following vote:

			Broker
For	Against	Abstain	Non-Vote

102,038,910	1,759,556	494,387	8,639,378

Proposal 3

Advisory (non-binding) vote on executive compensation.  This proposal was approved with the following vote:

			Broker
For	Against	Abstain	Non-Vote

100,782,351	3,007,164	503,338	8,639,378

Proposal 4

Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation.

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Vote

85,672,762	306,429	17,895,723	417,939	8,639,378

Proposal 5

Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017.  This proposal was approved with the following vote:

For	Against	Abstain

111,004,818	1,864,586	62,827

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

PacWest Bancorp 2017 Stock Incentive Plan (included as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 15, 2017 and incorporated herein by reference)

10.2	Form of Stock Unit Award Agreement
10.3	Form of Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: May 18, 2017	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	EVP, General Counsel and Corporate Secretary